                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               February 6, 2001
                      -----------------------------------
                                Date of Report
                       (Date of Earliest Event Reported)


                           ONYX SOFTWARE CORPORATION
           ---------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Washington                 0-25361                   91-1629814
  ----------------------     ---------------------       -------------------
     (State or Other         (Commission File No.)         (IRS Employer
       Jurisdiction                                      Identification No.)
     of Incorporation)


       3180-139th Avenue SE, Suite 500, Bellevue, Washington  98005-4091
--------------------------------------------------------------------------------
             (Address of Principal Executive Offices)         (Zip Code)


                                (425) 451-8060
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             (Registrant's Telephone Number, Including Area Code)


                                     None
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

     On February 6, 2001, Onyx Software Corporation, or Onyx, a Washington corporation, entered into an underwriting agreement with Dain Rauscher Wessels, a division of Dain Rauscher Incorporated, in connection with the offering of 2,500,000 shares of common stock and an additional 375,000 shares of common stock subject to an over-allotment option granted to the underwriter in the underwriting agreement. The offering is being made pursuant to a shelf registration statement on Form S-3 (File No. 333-50428). Copies of the underwriting agreement and the press release related to the offering are attached as Exhibits 1.1 and 99.1 and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Information and Exhibits

(c)   Exhibits

1.1 Underwriting Agreement, dated February 6, 2001, between Onyx and Dain Rauscher Wessels, a division of Dain Rauscher Incorporated

99.1  Press Release dated February 7, 2001
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Onyx has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ONYX SOFTWARE CORPORATION


Dated:  February 7, 2001               By:  /s/ Amy E. Kelleran
                                            -----------------------------------
                                            Amy E. Kelleran
                                            Interim Chief Financial Officer and
                                            Assistant Secretary
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                                 EXHIBIT INDEX


Exhibit Number     Description
--------------     -----------

       1.1 Underwriting Agreement, dated February 6, 2001, between Onyx and Dain Rauscher Wessels, a division of Dain Rauscher Incorporated
      99.1         Press Release dated February 7, 2001